Upright Growth Fund

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

 (Name and address of agent for service)

Registrant's telephone number, including area code: (973)-533-1818

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Upright Growth Fund

_____________________________________________________________________________________________

SEMI-ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

____________________________________________________________________________________________

March 31, 2017

Upright Growth Fund

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TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………………3

Schedule of Investments ……………………………………………………………….…………………..6

Statement of Assets and Liabilities…………………………………………………………………………9

Statement of Operations…………………………………………………………………….………………10

Statements of Changes in Net Assets………………………………………………………….……………11

Notes to Financial Statements………………………………………………………………………………12

Financial Highlights………………………………………………………………………………………...15

Fund Expense………………………………………………………………………………………………..16

Security Holdings By Industry Sector……………………………………………………………………….17

Trustees and Officers………………………………………………………………………………………...18

Upright Growth Fund

June 8, 2017

Dear Valued Shareholder:

We would like to present the Semi-Annual Report of Upright Growth Fund from October 1, 2016 to March 31, 2017.  The Fund gained 11% while the S&P 500 Index increased 9.98% for the same period.  Returns for one year period is 12.44% vs 17.1% for S&P 500.For the intermediate term, the five-year return for the Fund is 13.1% while the S&P 500 yielded 13.30%.

Market Review

On the stock market front, I will keep the same view as I did year ago.

Let me reiterate, the US stock market is not a bargain right now. In general, US stock prices may continue to climb; however, it will not be non-stop growing that creates a straight line graph. Any market correction or pull back during the period will be a healthy sign.  Also, as I often like to say, the majority of good bull rallies require a healthy dose of fear or cooling down.

Stock valuations do ultimately matter.  Currently, corrections have occurred to certain sectors causing them to be out of favor with the market. One such example is the generic drug pharmaceutical companies.  According to well-known indicators such as GDP/Market Valuation and Shiller PE ratios, stocks in general are still considered over-valued.  Both indicators have reached their historical high points, and very close to their prior peaks.  Normally, one would consider exiting the market altogether.  However, given the low interest rate environment, where the average dividend yield in the market is around 2%, and a 10-year treasury bond yielding around 2.4% in March of 2017, the market does offer a different scenario where the capital appreciation return still attracts investors to the stock market.  All this to say the overvalued market is something to be reckoned with!

If the market price keeps advancing and attaining new highs, it will gradually become overpriced. At first, it will only be a little overvalued, but if the market price keeps growing, the gap will widen and the overall valuation will increase as well. We do not know when the next correction will occur, but we do know the overpriced market may hover for a short period of time, say a couple years or more at that range, but it cannot sustain forever.

Portfolio discussion

It was one year ago when New York Times interviewed me in an article with this title in bold letters, Warren Buffett Stake Suggests Apple Is All Grown Up.  Since then, the price of Apple stock had surged another 46% (May 2016-March 2017).  It is one of the best and biggest contributors to our Fund’s performance.

Let us review some of the points I made to the NY Times’ columnist a year ago.  This will give us a clearer picture when we have a chance to look back now. Take special note of point # 2 below, which explains in no uncertain terms why we kept Apple when many people expressed doubts about the company’s future development and profitability in May of 2016.

Upright Growth Fund

The following is an excerpt with some of my quotes.

At the end of the year, Apple was the second-largest holding in the Upright Growth Fund, the top-performing large-cap growth fund so far this year, according to Morningstar.

1)

“Apple’s best and fastest growing days may be behind us,” David Chiueh, Upright Growth’s president and fund manager, told me. “But even growth-oriented funds like ours don’t just contain high-growth stocks with 35-50 percent growth rates in our portfolio.”

2)

He said such rapid growth was not sustainable, and added that he was happy with companies that showed “solid 8 percent to 12 percent earnings growth,” a category in which he included Apple. ”Give them some time and they will show outstanding performance,” he said.

3)

Mr. Chiueh said he was also encouraged that Apple had stepped up its spending on research and development, suggesting that new products with strong growth prospects might still be in the offing.”

We started nibbling at some pharmaceutical companies lately that are showing almost a 50% price correction or are trading close to their book values.  These out of favor stocks may not deliver satisfactory performance right away, but will do so later.  One such example is Mylan Labs.

It is more difficult to find bargain stocks during a high valuation market so we retain a relatively high cash position than usual.  It is a big challenge for the Fund to keep pace at the same performance level with S&P 500 while holding more than 35% cash; and we are glad we did it.

Conclusion

Do not let short-term uncertainty derail long-term investment goal.

When the stock market reaches its new high, some investors may question whether the market is overheated. Periods of uncertainty can present challenges; correction is also inevitable for the market that is continuously reaching its new high. We deem it healthy and necessary, while at the same time we pay a lot of attention to market and stock valuation.  Once the stocks rise without fundamental support, we will raise cash and wait for the next opportunity.

We appreciate your trust and business in the past, and we look forward to deliver outstanding performances in the years to come.

Sincerely,

David Y. S. Chiueh,

Portfolio Manager

Upright Growth Fund

Upright Growth Fund Vs S&P 500
20556
40,000.00
35,000.00
30,000.00
25,000.00
20,000.00
15,000.00
10,000.00
5,000.00
-
Upright Growth Fund
S&P 500
16846
03/31/07
09/30/07
03/31/08
09/30/08
03/31/09
09/30/09
03/31/10
09/30/10
03/31/11
09/30/11
03/31/12
09/30/12
03/31/13
09/30/13
03/31/14
09/30/14
03/31/15
09/30/15
03/31/16
09/30/16
03/.31/17

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended March 31, 2016

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	12.44%	9.33%	13.1%	5.39%
S&P 500 Index	17.17%	10.37%	13.3%	7.51%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments
March 31, 2017

Common Stocks 65.48%	Quantity	Value

Basic Material 1.75%
Adient Plc	208	15,116
Bhp Billiton Ltd Adr	800	29,056
Dow Chemical Company	1,000	63,540
Mosaic Company	200	5,836
Steelcase Inc	7,000	117,250

		230,798

SERVICE 1.81%
Alibaba Group Holding Ltd*	2,000	215,660
Disney Walt Co	200	22,678

		238,338

Auto/Truck 0.67%
Johnson Controls Internat	2,089	87,989

Bank 1.07%
Bank Of America Corp	6,000	141,540

Consumer 18.43%
Apple Computer Inc	16,800	2,413,488
Whirlpool Corp	100	17,133

		2,430,621

Diversified Company 0.51%
Proshs Ultrashrt S&P	5,000	67,250

Electronic 2.48%
Silicon Motion Technology	7,000	327,250

Energy 0.94%
Plug Power Inc New*	90,000	124,200

Food 0.92%
Chipotle Mexican Grill, I	200	89,104
Starbucks Corp	200	11,678
Whole Foods Market, Inc.	700	20,804

		121,586

Precious Metals 0.29%
PROSHARES ULTRA GOLD*	1,000	38,450

Healthcare 1.16%
CVS HEALTH CORP	200	15,700
MYLAN NV SHS EURO	3,500	136,465

		152,165
Insurance 2.27%
Genworth Financial Inc*	40,500	166,860
MetLife Inc	2,500	132,050

		298,910

Internet 0.95%
FACEBOOK INC CL A *	300	42,615
Google Inc	100	82,956

		125,571

Machinery 0.07%
Caterpillar, Inc	100	9,276

Medical 9.63%
Abbott Laboratories	5,500	244,255
ABBVIE INC COM	5,500	358,380
LANNET INC*	20,000	447,000
Teva Pharm Inds Ltd Adrf	6,000	192,540
Valeant Pharma Intl*	2,500	27,575

		1,269,750

Oil 0.39%
Chevron Corporation	300	32,211
Transocean Offshore Inc	1,500	18,675

		50,886

Semiconductor 17.91%
Himax Technologies Adr	259,000	2,362,080

Technology Hardware & Equipment 4.23%
Taiwan Semiconductor Adrf	17,000	558,279

Total Common Stock (Cost $5,281,314)		8,634,939

Cash and Money Funds 34.52%
Total Cash and Money Funds (Cost $4,618,000)		4,618,000

Total Investments (Cost $9,899,314) 100.5%		13,252,939

Liabilities in Excess of Other Assets 0.50%		-66,039

Total Net Assets 100%		13,186,900

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Assets and Liabilities March 31, 2017 (Unaudited)
ASSETS:
Investments, at market value (identified cost $9,899,314) Securities sales receivable Subscriptions receivable	$13,252,939 71,548 4,409

Total Assets	13,328,896

LIABILITIES:
Investment advisory fees accrued Administrative fees	30,581 11,071
Custodian fees	886
Auditing fees	6,719
Trustee fees	2,680
Registration fees	2,370
Insurance fees Miscellaneous Redemption payable Security purchases payable	720 2,086 5,469 79,414

Total Liabilities	141,996

NET ASSETS	$13,186,900

NET ASSETS CONSIST OF:

Paid-in capital	9,040,412
Accumulated undistributed:
Net investment (loss)	(111,687)
Net realized gain	904,550
Net unrealized appreciation	3,353625

Net Assets (based on 1,068,844 shares outstanding)	$13,186,900

Net Asset Value, redemption price per share	$12.34

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Operations
March 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividend income	$34,288
Interest income	4,313

Total investment income	38,601

EXPENSES:
Investment advisory fees	79,215
Administrative fees	23,587
Custodian fees	2,832
Auditors and legal fees Trustee fees Blue Sky fees	5,830 910 574
Insurance fees	472
Miscellaneous	8,729

Total expenses	122,149

NET INVESTMENT(LOSS)	(83,548)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment securities	780,161
Change in unrealized appreciation on investments- net	724,874

Total realized and unrealized appreciation on investments- net	1,505,035

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,421,487

See accompanying notes to financial statements.

Upright Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
	For the Six-month Period Ended March 31,	For the Year Ended September 30,

	2017	2016
OPERATIONS
Net investment income (loss)	$(83,548)	$(51.321)
Net realized gain (loss) on investment transactions	780,161	1,684,457
Net change in unrealized appreciation (depreciation) on investments	724,874	(195,948)

Net increase (decrease) in net assets from operations	$1,421,487	$1,437,188
Distributions to Shareholders
From realized gains from securities transactions	(1,670,765)	(454,934)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	$3,023,481	776,301
Payments for shares redeemed	(1,282,982)	(912,809)
Reinvestment of distributions	1,670,765	454,934

Net increase (decrease) in net assets from capital share transactions	3,411,264	318,426

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,161,986	1,300,680

NET ASSETS:
Beginning of year	$10,024,914	8,724,234

End of year (Includes $28,134 of undistributed net investment loss in 2016)	$13,186,900	$10,024,914

CHANGES IN SHARES OUTSTANDING
Shares sold	451,870	62,004
Shares reinvested	158,667	37,598
Shares redeemed	(126,612)	(72,529)

Net increase (decrease) in shares outstanding
	483,925	27,073

See accompanying notes to financial statements

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of March 31, 2017.

Level 1

        $13,252,939

Level 2

            -

Level 3

                          -

Total

        $13,252,939

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the Ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

Upright Growth Fund

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

MARCH 31, 2017

recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2017 or 2016.

f)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The Fund does not have any open short positions on March 31, 2017.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase. No securities were purchased on margin during the year ended on March 31, 2017. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended March 31, 2017 (excluding repurchase agreements and short-term securities), were as follows:

Other than

U.S. Govt.     U.S. Govt.

Securities       Securities

Purchases

              $2,103,813

Proceeds from sales           $1,196,758

As of March 31, 2017, the gross unrealized appreciation for all securities totaled $3,582,503 and the gross unrealized depreciation for all securities totaled ($228,878) for a net unrealized appreciation of $3,353,625 for tax purposes.  The aggregate cost of securities including cash and money funds on March 31, 2017 was $9,899,314.

The gross unrealized appreciation for all securities on September 30, 2016 totaled $2,740,429.  The gross unrealized depreciation for all securities totaled ($111,678) for a net unrealized appreciation of $2,628,751 for tax purposes.  The aggregate cost of securities including cash and money funds on September 30, 2016 was $7,456,939.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $30,581 of adviser fees through March 31, 2017. During the period ended March 31, 2017 the Fund incurred $79,215 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.40% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.35%.

NOTES TO FINANCIAL STATEMENTS

Upright Growth Fund

(CONTINUED)

MARCH 31, 2017

of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $11,071 of administrative fees through March 31, 2017. During the period ended March 31, 2017, the Fund incurred $23,587 in administrative fees.

The investment advisor has paid the trustee fee personally. Accordingly, the trustee fee payable is due to him.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated undistributed net investment income(loss)	$(28,134) *
Accumulated net realized gain as investments	1,504,002
Unrealized appreciation on investments	2,628,751
$4,104,619

The tax character of distributions paid for the years ended September, 2016 and 2015 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/16		$$454,934	$454,934
9/30/15		$$924,679	$924,679

* The Fund has late-year ordinary losses of $28,134 which is deferred until fiscal year 2017 for tax purposes.

6. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Six Months
	Ended	Years Ended, September 30
	March 31
	2017	2016	2015	2014	2013
PER SHARE DATA
Net asset value, beginning of year	$13.48	$12.18	$14.41	$10.67	$8.96

Investment operations:
Net investment loss	(0.09)	(0.07)	(0.02)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	1.2	2.02	(0.95)	3.80	1.73

Total from investment operations	1.11	1.95	(0.97)	3.74	1.71

Less distributions from net investment income	(2.25)	(0.65)	(1.26)
				--	--
Net asset value, end of year	$12.34	$13.48	$12.18	$14.41	$10.67

TOTAL RETURN	8.23%	16.62%	(6.78%)	35.01%	19.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	13,187	10,025	8,724	12,629	8,863

Ratio of net expenses to average net assets	0.0226	0.0219	2.34%	2.16%	2.17%
Ratio of net investment income (loss) to average net assets	(1.54%)	(.54%)	(0.21%)	(0.52%)	(0.23%)
Portfolio turnover rate	0.1819	10.19%	20.36%	46.71%	4.71%

Note: The Fund uses the average share method to calculate selected data per share, and average net assets to calculate the supplemental ratios throughout each year.

Upright Growth Fund

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 to March 31, 2017

Actual	$1,000.00	$914.07	$10.72
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.80	$11.28

* Expenses are equal to each Fund's annualized expense ratio of 2.24%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Upright Growth Fund

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

March 31, 2017

The following chart gives a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Basic Material 2%
SERVICE 2%
Bank 1%
Auto/Truck 1%
Consumer 18%
Diversified Company 1%
Electronic 2%
Energy 1%
Food 1%
Precious Metals 0%
Healthcare 1%
Insurance 2%
Internet 1%
Machinery 0%
Medical 10%
Oil 0%
Semiconductor 18%
Technology Hardware & Equipment 4%
Cash and Money Funds 35%

The pie chart calculation is based on Total Investments of $13,186,900.

Approval of the Advisory Contract

Approval of Investment Advisory Contract.  At a meeting held on June 19, 2015, the Board of Trustees, including the Independent Trustee, unanimously renewed the Investment Advisory Agreement between the Fund and the Adviser.  To assist the Board in their evaluation of the Investment Advisory Agreement, the Board was supplied with supporting information from the Adviser in advance of the meeting.  The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement.

Fund and Adviser Performance. The Board reviewed the performance returns of the Fund as compared with various benchmarks for different time periods.  Specifically, they were presented with average annual total returns of the Fund for various time periods, as compared to the returns of a peer group of funds and the S&P 500 Index.  The Trustees noted that the Fund's performance compared favorably to the peer group, and its relevant benchmark

Upright Growth Fund

on a consistent basis.  The Board also took into consideration that the Fund tended to outperform its peers in both up and down markets.  Finally, the Board noted the Fund's low portfolio turnover rate and its high tax efficiency ranking.  The Board concluded that the Fund's performance history makes a compelling case that the Adviser had consistently and successfully managed the Fund in accordance with its stated objectives.

Nature, Quality, and Extent of Services Provided.  When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser.  The Board also analyzed the Adviser's experience and the capabilities of the portfolio manager.  The Board noted that the level of shareholder redemptions historically has been extremely low, which they concluded is a reflection of the quality of the services provided by the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as an impressive shareholder redemption ratio, the Board concluded that the services provided to the Fund by the Adviser were superior.

Comparison with Other Contracts and Other Clients.  The Board discussed at length the advisory fee of 1.5% of daily net assets and approved the change of the rate.

The Board noted that while that the Adviser received an Administrative Fee of 0.45% of daily net assets, the fee was well below the level necessary to cover expenses.  Starting from 10/01/2014, the rate was changed as follows. The Fund shall pay the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

Cost of Services and Profits to be realized by the Adviser.  In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund.  Consequently, the Board concluded that the Adviser was merely breaking even on its overall relationship with the Fund.

Economies of Scale.  The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.  The Board noted that the Fund's total expense ratio has generally declined as net assets have increased.  The Board also noted that the Adviser's profitability has remained low.  Noting that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown due to the efforts of the administrator and the Adviser, the Board concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints.

Other Benefits. The Board considered other benefits to the Adviser as a result of its relationship to the Fund.  Aside from the management fee, the Board considered the Adviser's receipt of an administrative fee.  After reviewing the administrative services provided by the Adviser, the Board considered this benefit to be reasonable.  The Adviser does not receive soft dollar credits, nor does it execute portfolio transactions through affiliated brokers.

The Board did not identify any single factor discussed previously as all-important or controlling in their determination to renew the Investment Advisory Agreement. The Board, including the Independent Trustee, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor.

Mr. David Chiueh owns 100% of the stock of the Advisory, Upright Financial Corporation.

Upright Growth Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1964 Alice Chen 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover, NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: June 8, 2017

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: June 8, 2017

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experience in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit

Upright Growth Fund

committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.  Not applicable

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: June 8, 2017

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: June 8, 2017

* Print the name and title of each signing officer under his or her signature.